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                                                                    Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-21161) of our report dated February 12, 2002 relating to the financial statements and financial statement schedule, which appears in Shiloh Industries, Inc.'s Annual Report on Form 10-K for the year ended October 31, 2001.


/s/  PricewaterhouseCoopers LLP


Cleveland, Ohio
February 12, 2002